HIGHPEAK ENERGY

2Q22 Presentation

August 2022



DISCLAIMER

FORWARD-LOOKING STATEMENTS

The information in this presentation and in any oral statements made in connection herewith contains forward-looking statements that involve risks and uncertainties. When used in or in connection with this document, the words "believes," "plans," "expects," "anticipates," "forecasts," "intends," "continue," "may," "will," "could," "should," "future," "potential," "estimate" or the negative of such terms and similar expressions as they relate to HighPeak Energy, Inc. ("HighPeak Energy" or the "Company") are intended to identify forward-looking statements, which are generally not historical in nature. The forward-looking statements are based on the Company's current expectations, assumptions, estimates and projections about the Company and the industry in which the Company operates. Although the Company believes that the expectations and assumptions reflected in the forward-looking statements are reasonable as and when made, they involve risks and uncertainties that are difficult to predict and, in many cases, beyond the Company's control.

These risks and uncertainties include, among other things, volatility of commodity prices, political instability or armed conflict in crude oil or natural gas producing regions such as the ongoing war between Russia and Ukraine, product supply and demand, the impact of a widespread outbreak of an illness, such as the coronavirus disease 2019 ("COVID-19") pandemic, on global and U.S. economic activity, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms, litigation, the costs and results of drilling and operations, availability of equipment, services, resources and personnel required to perform the Company's drilling and operating activities, access to and availability of transportation, processing, fractionation, refining and storage facilities, HighPeak Energy's ability to replace reserves, implement its business plans or complete its development activities as scheduled, access to and cost of capital, the financial strength of counterparties to any credit facility and derivative contracts entered into by HighPeak Energy, if any, and purchasers of HighPeak Energy's oil, NGL and gas production, uncertainties about estimates of reserves, identification of drilling locations and the ability to add proved reserves in the future, the assumptions underlying forecasts, including forecasts of production, expenses, cash flow from sales of oil and gas and tax rates, quality of technical data, environmental and weather risks, including the possible impacts of climate change, cybersecurity risks and acts of war or terrorism. These and other risks are described in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on March 7, 2022 (the "Annual Report"), and in its other filings with the SEC. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse effect on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. See "Risk Factors," "Business," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk" in the Registration Statement for a description of various factors that could materially affect the ability of HighPeak Energy to achieve the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no duty to publicly update these statements except as required by law.

RESERVE INFORMATION

Reserve engineering is a process of estimating underground accumulations of hydrocarbons that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data and price and cost assumptions made by reserve engineers. Reserves estimates included herein may not be indicative of the level of reserves or PV-10 value of oil and natural gas production in the future, as they are based on prices significantly higher than current commodity prices. In addition, the results of drilling, testing and production activities may justify revisions of estimates that were made previously. If significant, such revisions could impact HighPeak's strategy and change the schedule of any further production and development drilling. Accordingly, reserve estimates may differ significantly from the quantities of oil and natural gas that are ultimately recovered.

Estimated Ultimate Recoveries, or "EURs," refers to estimates of the sum of total gross remaining proved reserves per well as of a given date and cumulative production prior to such given date for developed wells. Original oil in place, or "OOIP" refers to gross volumes of hydrocarbons without giving effect to recovery efficiency or the economic viability of production. Neither EURs nor OOIP constitute or represent reserves as defined by the SEC and neither is intended to be representative of anticipated future well results or aggregate production volumes. Each such metric is inherently more uncertain than proved reserve estimates prepared in accordance with SEC guidelines.

USE OF PROJECTIONS

This presentation contains projections for HighPeak, including with respect to its operating margin, capital expenditures, drilling pace, average lateral lengths, production, operating expenses and well results. HighPeak's independent auditors have not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the projected information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected information. Even if HighPeak's assumptions and estimates are correct, projections are inherently uncertain due to a number of factors outside its control. Accordingly, there can be no assurance that the projected results are indicative of HighPeak's future performance or that actual results will not differ materially from those presented in the projected information. Inclusion of the projected information in this presentation should not be regarded as a representation by any person that the results contained in the projected information will be achieved.

USE OF NON-GAAP FINANCIAL MEASURES

This presentation may include non-GAAP financial measures, including EBITDAX, operating margin and PV-10. HighPeak believes these non-GAAP measures are useful because they allow HighPeak to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods, capital structure or tax status. HighPeak does not consider these non- GAAP measures in isolation or as alternatives to similar financial measures determined in accordance with GAAP. HighPeak's computations of these non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.

HighPeak defines EBITDAX as net income before interest expense, income taxes, depreciation, depletion and amortization, exploration and other expenses, impairment and abandonment expenses, non-cash gains or losses on derivatives, stock-based compensation, gain on exchange of debt, gains and losses from the sale of assets, transaction costs and nonrecurring workforce reduction severance payments. HighPeak's management believes EBITDAX is useful as it allows them to more effectively evaluate HighPeak's operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods or capital structure. HighPeak excludes the items listed above from net income in arriving at EBITDAX because these amounts can vary substantially from company to company within the industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. HighPeak also presented EBITDAX on an "annualized" basis, which represents EBITDAX for a fiscal quarter annualized for a 12-month period as if EBITDAX for each fiscal quarter in such period was equal to the quarter specified. HighPeak defines cash operating margin as realized price less lease operating expenses, gathering, processing and transportation expenses and production taxes, on a per-Boe basis. HighPeak defines cash margin as realized price less lease operating expense, gathering, processing and transportation expenses, cash general and administrative expenses and production taxes, on a per-Boe basis. HighPeak defines unhedged as excluding the effects of derivates and hedged as including the effects of derivatives. HighPeak defines PV-10 as the present value of estimated future net revenues to be generated from the production of proved reserves, without giving effect to non-property related expenses, discounted at 10% per year before income taxes. For reconciliations of each such non-GAAP measure as presented herein to its most comparable measure prepared in accordance with GAAP, see the Appendix to this presentation.

INDUSTRY AND MARKET DATA

This presentation has been prepared by HighPeak and may include market data and other statistical information from sources believed by HighPeak to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on HighPeak's good faith estimates, which are derived from its review of internal sources as well as the independent sources described above. Although HighPeak believes these sources are reliable, they have not independently verified the information and cannot guarantee its accuracy and completeness.

Northern Midland Basin Pure-Play Capitalized for Efficient Oil-Weighted Shareholder Value Creation

Overview and Q2 Highlights

Production and Profitability:

- 2Q22 HPK legacy average (~86% oil, 95% liquids)[1] **~22.0 MBoe/d**
- 2Q22 HPK + Hannathon pro forma average **~25.4 MBoe/d**

- Additional 52 gross (46.8 net) horizontal wells in various stages of drilling and completion at June 30, 2022
- Industry-leading all-in-cost and full cycle economics with 2Q22 unhedged **cash operating margin of $87.20/Boe** [1] [2]

Acreage:

- Pro forma acreage **~97,000 net acres**; an increase of ~54% compared to 63,000 net acres at year-end 2021
- ~47,000 in Flat Top and ~50,000 in Signal Peak
- ~50% HBP, ~85% average working interest, ~90% provides for 10,000'+ laterals

Q2 Highlights:

- Increased legacy HPK production ~83% quarter over quarter (Q/Q) and ~150% year over year (Y/Y)
- Closed on the previously announced Hannathon acquisition on June 27, 2022; approximately 1 month early
- Running 6 rigs and 3 frac crews as of June 30, 2022
- Increased the Company's RBL borrowing base and elected commitments to $400 million and added 3 banks to the RBL bank group

Acreage Position and Selected Offset Operators



Dawson
Scurry
Flat Top
Mitchell
Signal Peak
Glasscock
Sterling
HighPeak
Bayswater
Callon
Diamondback
Laredo
Surge
Murchison
Ovintiv
Pioneer
Sinclair
SM Energy

Source: Acreage map per Enverus and company reports.
(1) Production average not inclusive of Hannathon Q2 volumes.
(2) Unhedged cash operating margin defined as unhedged realized prices less LOE, GP&T expenses and production and ad valorem taxes

DIFFERENTIATED GROWTH STORY CONTINUES

Daily Production (boepd) [1]


30,000
25,000
20,000
15,000
10,000
5,000
0
5,290
8,783
8,168
14,881
~16,620
~25,400
2021/Q1
2021/Q2
2021/Q3
2021/Q4
2022/Q1
2022/Q2

Annualized EBITDA ($mm) [2]


$1,000
$800
$600
$400
$200
$0
$80
$154
$134
$291
~$300
~$620
~$770
2021/Q1
2021/Q2
2021/Q3
2021/Q4
2022/Q1
2022/Q2
2022/Q2 - Unhedged

Wells Drilled (gross)


35
30
25
20
15
10
5
0
6
8
13
17
25
29
2021/Q1
2021/Q2
2021/Q3
2021/Q4
2022/Q1
2022/Q2

Wells Turned In Line & Operational DUCs (gross)


50
40
30
20
10
0
TIL
Operational DUCs
5
8
10
6
6
13
8
22
20
27
15
41
2021/Q1
2021/Q2
2021/Q3
2021/Q4
2022/Q1
2022/Q2
Includes 10 wells TIL in mid-July

(1) Estimated Hannathon 3-stream production was ~4,570 Boe/d and ~3,425 Boe/d for 1Q22 & 2Q22, respectively.
(2) Estimated Hannathon annualized EBITDA contribution of ~$95mm and ~$80mm for 1Q22 & 2Q22, respectively.

Production[1]	Q2 2022
Total sales volumes (MBoe)	2,001.6
Total daily sales volumes (MBoe/d)	22.0
Oil percentage	86%
Liquids percentage	95%
Realized Pricing	
Oil per Bbl	$111.26
NGL per Bbl	$47.29
Gas per Mcf	$6.02
Total per Boe (excluding derivatives)	$100.63
Total per Boe (including derivatives)	*$82.11*
Costs (per Boe)	
LOE	$8.29
Production & Ad Valorem taxes	$5.15
G&A (Cash)	$1.01
Total cash costs	$14.45
Cash margin (excluding derivatives)	$86.18
Cash margin (including derivatives)	*$67.66*

Earnings[4]	Q2 2022
Net Income ($MM)	$77.6
GAAP Earnings (per diluted share)	*$0.64*
EBITDAX ($MM)	$135.4
EBITDAX (per diluted share)	*$1.22*
Other	
Capex ($MM)[2]	$238.1
Rig Released[3] / Turn in Line	30 / 15

Highlights

- Quarter over quarter production growth: **83%**[1]
- Quarter over quarter EBITDAX growth: **165%**[4]
- Unhedged realized price of **$100.63/Boe**
  - ~93% of weighted avg. NYMEX oil price
- Record unhedged cash margin of **$86.18/Boe**
  - ~86% of realized price per/Boe
- Removed ~**70%** of Flat Top rental generators[5] late in Q2 2022
  - Significant reduction in LOE estimated throughout remainder of 2022

(1) Excludes Q2 2022 Hannathon production volumes.
(2) Excludes acquisition capex.
(3) Rig Released includes 1 SWD.
(4) Excludes estimated contribution from Hannathon assets in Q2 2022.
(5) Rental generators are used where sufficient and reliable highline electrical power is not available.

Unhedged EBITDA margins for the 3 months ended 6/30/22 ($/Boe)[1]

- Strong oil-weighted margins
- Accelerating margin growth with LOE reduction initiatives and dilution of fixed costs



$86.18
$71.93
$66.20
$66.15
$65.82
$60.17
$58.03
$56.92
$54.14
Peer average: $62.42/Boe
HPK
Peer A
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G
Peer H

Not all BOEs are created equal

- Q2 2022 margins are **20% above** nearest peer with continued expansion expected as production scales
  - Further near-term margin improvement expected from Company power projects
- HPK margin ($86.18/Boe) is **38% higher** vs. Q2 2022 peer average

Source: Public filings.
(1) EBITDA and production for the 3 months ended 6/30/22 based on 2Q22 figures as filed. Peers include CDEV, CPE, ESTE, FANG, LPI, MTDR, PXD and SM. EBITDA calculation for peers reflects Adjusted EBITDAX for the 3M ended period as calculated and presented by each respective company and not further adjusted by HighPeak. CDEV is not proforma for proposed merger with Colgate.

HIGHPEAK ENERGY

Flat Top Area


Borden
Scurry
Howard
Mitchell
WellBore
CLEARFORK
JOMILL
L_SPBY
M_SPBY
DEAN
WC A
WC B
WC D
- HighPeak Drilling Rig

- ☑ Added ~14,000 net acres since Jan. 1, 2022
- ☑ Commissioned substation in late-May
  - ☑ Removed ~70% of generator fleet & "Plugged-in" 1 drilling rig
- ☑ Initiated sand deliveries from local sand mine in June
- ☑ ~40% of crude oil gathered via pipelines
- ☑ Recycling and local non-potable water supplying ~2 frac crews

Signal Peak Area


WellBore
CLEARFORK
JOMILL
L_SPBY
M_SPBY
DEAN
WC A
WC B
WC D
- HighPeak Drilling Rig

- ☑ Closed Hannathon acquisition → integrating operations
- ☑ Positive results from LS / WCA wells confirm inventory across acquired acreage
- ☑ Plan to TIL ~18 wells before year-end 2022
- ☑ Negotiating long-term gas & oil takeaway

ESG AND SUSTAINABILITY STRATEGY

Great for the environment and for the Company's bottom line

- ✓ Q2 – Recycled >82% of Flat Top stimulation fluids

- ✓ Removed ~70% of rental generator fleet in Flat Top
- ✓ Started powering one rig in Flat Top with electrical power

- ✓ Local sand mine is reducing total trucked miles
- ✓ Utilization of wet sand is reducing combustion emissions

- ✓ Gathering systems reducing trucking and emissions
- ✓ Flat Top oil gathering system will result in removal of ~160 trucks/day[1] once fully operational

- ✓ Zero employee safety incidents
- ✓ Diverse workforce and Board of Directors

Due to HighPeak's unique position, our ESG initiatives are both environmentally and fiscally rewarding to all stakeholders



Environment
HighPeak
ESG
Initiatives
Shareholders
Employees

(1) Assumes ~180 Bo/truck.

Sand	Trucking	Pipe	Fuel	Water
Contracted for local sand at fixed prices in 2021 & commissioned local mine in 2Q22	Sand mine proximity reducing trucking costs and increasing efficiencies	Aggressively started pre-purchasing pipe and equipment in 2021	Electrical substation commissioned in May/22. Plan to run multiple rigs off highline power	Water system providing increased recycling capability and lowering completion costs

HighPeak continues to look ahead to combat rising inflation & supply chain pressures

HIGHPEAK ENERGY

1 Responsible Growth

83% QoQ Production increase, 165% QoQ EBITDA increase, speeding toward FCF

2 Margin Excellence

Peer leading margins due to high oil cut and operational excellence

3 Operational Foresight

Fighting inflation and planning for the future

4 Maintaining Flexibility

Staying nimble while constantly monitoring markets

HIGHPEAK ENERGY, INC.

Contact Information

Corporate Headquarters
421 W. 3rd St., Suite 1000
Fort Worth, TX 76102
www.highpeakenergy.com

Ryan Hightower
Vice President, Business Development
(817) 850-9204
IR@highpeakenergy.com





Appendix

HEDGES[1]

Summary

- Average oil volumes of ~10,829 Bo/d hedged for remainder of 2022 at average price of $87.53/bbl[2]
- Average gas volumes of ~5,000 MMBtu/d hedged through Q1/23 at an average price of $9.00/MMBtu

	OIL HEDGES		GAS HEDGES	
	VOL (MBbl)	Price	VOL (BBtu)	Price
2022-Q3	980.8	$88.97	460	$9.00
2022-Q4	1,011.8	$86.13	460	$9.00
2023-Q1	441.0	$70.05	450	$9.00
2023-Q2	200.2	$57.22	0	


OIL HEDGES
DAILY OIL VOLUME (bo/d)
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Jul-22 Aug-22 Sep-22 Oct-22 Nov-22 Dec-22 Jan-23 Feb-23 Mar-23 Apr-23 May-23 Jun-23 Jul-23 Aug-23 Sep-23 Oct-23 Nov-23 Dec-23


GAS HEDGES
DAILY GAS VOLUME (MMBtu/d)
10,000
8,000
6,000
4,000
2,000
0
Jul-22 Aug-22 Sep-22 Oct-22 Nov-22 Dec-22 Jan-23 Feb-23 Mar-23 Apr-23 May-23 Jun-23 Jul-23 Aug-23 Sep-23 Oct-23 Nov-23 Dec-23

(1) Current hedges as of August 8th, 2022.
(2) Remaining average volumes calculated from 3Q22 through YE22.

HIGHPEAK ENERGY

Reconciliation of Net Income to EBITDAX

(in thousands)	Three Months Ended
	30-Jun-22
Net income	$77,561
Interest expense	9,282
Income tax expense	24,072
Depletion, depreciation and amortization	34,883
Accretion of discount	66
Exploration and abandonment expense	184
Stock based compensation	14,579
Derivative-related noncash activity	(25,191)
Other income	(2)
EBITDAX	**$ 135,434**
Hedge settlements (gain)/loss	37,082
Unhedged EBITDAX	**$ 172,516**

Unhedged Cash Operating Margin Reconciliation

(in thousands)	Three Months Ended
	30-Jun-22
Oil, NGL and natural gas sales (including deducts)	$ 201,428
Less: lease operating expenses	(16,595)
Less: production & ad valorem taxes	(10,301)
Cash Operating Margin	**$ 174,532**
Divided by: Production (Mboe)	2,001.6
Cash Operating Margin per Boe, excluding effects of derivatives	**$ 87.20**

SUBSTANTIAL INVENTORY[1]

Level of Delineation

Target Locations / Rig Years	Wolfcamp A	Lower Spraberry	Wolfcamp B	Wolfcamp D	Jo Mill	Middle Spraberry	Wolfcamp C	Totals
Flat Top	197 / 8	128 / 5	264 / 11	75 / 3	174 / 7	150 / 6	0 / 0	988 / 41
Signal Peak	150 / 6	148 / 6	122 / 5	223 / 9	0 / 0	0 / 0	275 / 11	918 / 38

- Currently more than 50 rig-years of delineated inventory
- Additional 29 rig-years of prospective inventory

Flat Top Development Design


Target
Wells per section(2)
MSB
Jo Mill
Lower Spraberry
Dean
WC-A
WC-B
WC-C
WC-D

Signal Peak Development Design


Target
Wells per section(2)
MSB
Jo Mill
Lower Spraberry
WC-A
WC-B
WC-C1
WC-Hutto
WC-CS
WC-D

Note: Rig years based on illustrative 24 gross wells drilled per year/per rig.
(1) As of June 30, 2022.
(2) Assumes 1-mile wide drilling units.

HIGHPEAK WELL ACTIVITY

As of June 30, 2022

FLAT TOP



Borden
Scurry
Howard
Mitchell
LEGEND
Producing
In Progress
Non-HighPeak

SIGNAL PEAK



Howard
LEGEND
Producing
In Progress
Non-HighPeak

	Rig Released Wells				Turned In Line				In Progress(1)	
	2Q22		2022 YTD		2Q22		2022 YTD		As of June 30, 2022	
	Gross	Net	Gross	Net	Gross	Net	Gross	Net	Gross	Net
OP	29	27.0	52	47.7	15	14.0	35	30.0	50	46.8
NONOP	0	0.0	2	0.1	0	0.0	0	0.0	2	0.1
TOTAL	**29**	**27.0**	**54**	**47.8**	**15**	**14.0**	**35**	**30.0**	**52**	**46.8**
SWD	1	1.0	2	2.0					2	2.0

(1) In Progress includes 11 gross (11.0 net) wells and 1 gross (1.0 net) SWD well drilling on June 30, 2022.